SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): September 13, 2004

ASHFORD HOSPITALITY TRUST, INC.

(Exact name of registrant as specified in its charter)

MARYLAND	001-31775	86-1062192
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

14185 Dallas Parkway, Suite 1100 Dallas, Texas (Address of principal executive offices)	75254 (Zip code)

Registrant’s telephone number, including area code: (972) 490-9600

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

     Reference is hereby made to the registration statement of Ashford Hospitality Trust, Inc. (the “Company”) on Form S-3 (File No. 333-114283), which became effective as of September 2, 2004 (as amended, the “Registration Statement”), pursuant to which the Company registered the sale of up to $350,000,000 in debt and equity securities for sale in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the prospectus and the related prospectus supplement, which will be filed with the Commission pursuant to Rule 424(b)(3), with respect to the Company’s Series A Preferred Stock.

     The Company is filing this Current Report on Form 8-K to file the Consent of Independent Accountants to the incorporation by reference in the prospectus supplement of the Combined Historical Summaries of Revenue and Direct Operating Expenses of the Hilton Garden Inn in Jacksonville, Florida, SpringHill Suites by Mariott in Jacksonville, Florida, Homewood Suites in Mobile, Alabama, and Hampton Inn in Atlanta/Lawrenceville, Georgia, dated January 9, 2004. The Consent of Independent Accountants is set forth in Exhibit 23.1.

Item 9.01.     Financial Statements and Exhibits.

Exhibit No.	Description
23.1	Consent of Independent Accountants

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 13, 2004

ASHFORD HOSPITALITY TRUST, INC.
By:	/s/ DAVID A. BROOKS
David A. Brooks
Chief Legal Officer